Exhibit 99.2

SPIEKER PROPERTIES, INC.

CONSOLIDATED BALANCE SHEETS

As of March 31, 2001, and December 31, 2000
(unaudited, dollars in thousands)

	March 31,	December 31,
	2001	2000

ASSETS

INVESTMENTS IN REAL ESTATE:

Land, land improvements and leasehold interests	$860,637	$856,819

Buildings and improvements	3,355,572	3,329,281

Construction in progress	285,646	245,578

	4,501,855	4,431,678

Less — accumulated depreciation	(400,951)	(375,761)

	4,100,904	4,055,917

Land held for investment	72,357	66,251

Investment in mortgages	6,129	8,827

Properties held for disposition, net	174,973	197,602

Net investments in real estate	4,354,363	4,328,597

CASH AND CASH EQUIVALENTS	37,034	13,020

ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $1,790 as of March 31, 2001, and $1,657 as of December 31, 2000	10,174	11,311

DEFERRED RENT RECEIVABLE	41,245	36,008

RECEIVABLE FROM AFFILIATES	6	327

DEFERRED FINANCING AND LEASING COSTS, net of accumulated amortization of $28,593 as of March 31, 2001, and $27,776 as of December 31, 2000	73,930	74,234

FURNITURE, FIXTURES AND EQUIPMENT, net of accumulated depreciation of $3,695 as of March 31, 2001, and $3,624 as of December 31, 2000	5,995	5,899

PREPAID EXPENSES, DEPOSITS ON PROPERTIES AND OTHER ASSETS	73,941	40,949

INVESTMENT IN AFFILIATES	18,098	17,943

	$4,614,786	$4,528,288

The accompanying notes are an integral part of these consolidated statements.

SPIEKER PROPERTIES, INC.

CONSOLIDATED BALANCE SHEETS

As of March 31, 2001, and December 31, 2000
(unaudited, dollars in thousands, except share data)

	March 31,	December 31,
	2001	2000

LIABILITIES AND STOCKHOLDERS’ EQUITY

DEBT:

Unsecured notes	$1,936,500	$1,936,500

Short-term borrowings	94,632	61,619

Mortgage loans	51,785	56,738

Total debt	2,082,917	2,054,857

ASSESSMENT BONDS PAYABLE	6,717	6,875

ACCOUNTS PAYABLE	7,060	8,575

ACCRUED REAL ESTATE TAXES	13,245	3,106

ACCRUED INTEREST	45,196	29,088

UNEARNED RENTAL INCOME	33,422	33,156

DIVIDENDS AND DISTRIBUTIONS PAYABLE	55,178	54,195

OTHER ACCRUED EXPENSES AND LIABILITIES	104,461	114,231

Total liabilities	2,348,196	2,304,083

MINORITY INTERESTS	288,603	284,148

STOCKHOLDERS’ EQUITY:

Series A Preferred Stock: convertible, cumulative, redeemable, $.0001 par value, 1,000,000 shares authorized, issued and outstanding, $25,000 liquidation preference	23,949	23,949

Series B Preferred Stock: cumulative, redeemable, $.0001 par value, 5,000,000 shares authorized, 4,250,000 issued and outstanding, $106,250 liquidation preference	102,064	102,064

Series C Preferred Stock: cumulative, redeemable, $.0001 par value, 6,000,000 shares authorized, issued and outstanding, $150,000 liquidation preference	145,959	145,959

Series E Preferred Stock: cumulative, redeemable, $.0001 par value, 4,000,000 shares authorized, issued and outstanding, $100,000 liquidation preference	96,401	96,401

Common Stock: $.0001 par value, 652,500,000 shares authorized, 65,971,027 and 65,782,599 shares issued and outstanding as of March 31, 2001, and December 31, 2000, respectively	6	6

Excess Stock: $.0001 par value, 330,000,000 shares authorized, no shares issued or outstanding	—	—

Additional paid-in capital	1,438,255	1,430,636

Deferred compensation	(9,960)	(6,697)

Retained earnings	181,313	147,739

Total stockholders’ equity	1,977,987	1,940,057

	$4,614,786	$4,528,288

The accompanying notes are an integral part of these consolidated statements.

SPIEKER PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2001 and 2000
(unaudited, dollars in thousands, except share amounts)

	Three Months Ended
	March 31

	2001	2000

REVENUES:

Rental revenues	$207,326	$167,413

Interest and other income	3,072	2,099

	210,398	169,512

OPERATING EXPENSES:

Rental expenses	41,868	35,510

Real estate taxes	12,889	12,497

Interest expense, including amortization of deferred financing costs	34,141	31,263

Depreciation and amortization	34,190	30,416

General and administrative expenses	7,639	6,569

	130,727	116,255

Income from operations before disposition of real estate and minority interests	79,671	53,257

GAIN ON DISPOSITION OF REAL ESTATE	20,516	22,209

Income from operations before minority interests	100,187	75,466

MINORITY INTERESTS’ SHARE OF NET INCOME	(12,116)	(9,342)

Net income	88,071	66,124

PREFERRED DIVIDENDS:

Series A Preferred Stock	(854)	(854)

Series B Preferred Stock	(2,510)	(2,510)

Series C Preferred Stock	(2,953)	(2,953)

Series E Preferred Stock	(2,000)	(2,000)

Net income available to Common Stockholders	$79,754	$57,807

INCOME PER SHARE OF COMMON STOCK:

Basic	$1.21	$0.89

Diluted	$1.17	$0.87

DIVIDENDS PER SHARE:

Series A Preferred Stock	$.85	$.85

Series B Preferred Stock	$.59	$.59

Series C Preferred Stock	$.49	$.49

Series E Preferred Stock	$.50	$.50

Common Stock	$.70	$.70

The accompanying notes are an integral part of these consolidated statements.

SPIEKER PROPERTIES, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

For the Three Months Ended March 31, 2001
(unaudited, dollars in thousands)

	Series A, B,
	C and E	Common	Common	Additional
	Preferred	Stock	Stock Par	Paid-in	Deferred	Retained
	Stock	Shares	Value	Capital	Compensation	Earnings	Total

BALANCE AT DECEMBER 31, 2000	$368,373	65,782,599	$6	$1,430,636	$(6,697)	$147,739	$1,940,057

Conversion of Operating Partnership units	—	908	—	21	—	—	21

Allocation to minority interests	—	—	—	21	—	—	21

Restricted Stock grant	—	89,639	—	4,499	(4,499)	—	—

Exercise of Stock options	—	97,881	—	3,078	—	—	3,078

Deferred Compensation amortization	—	—	—	—	1,236	—	1,236

Dividends declared	(8,317)	—	—	—	—	(46,180)	(54,497)

Net income	8,317	—	—	—	—	79,754	88,071

BALANCE AT MARCH 31, 2001	$368,373	65,971,027	$6	$1,438,255	$(9,960)	$181,313	$1,977,987

The accompanying notes are an integral part of these consolidated statements.

SPIEKER PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2001 and 2000
(unaudited, dollars in thousands)

	Three Months Ended
	March 31

	2001	2000

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$88,071	$66,124

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	34,190	30,416

Amortization of deferred financing costs	746	544

(Income) loss from affiliate	(155)	24

Non-cash compensation	1,236	910

Minority interests’ share of net income	12,116	9,342

Gain on disposition of real estate	(20,516)	(22,209)

Increase in accounts receivable and other assets	(491)	(4,168)

Decrease (increase) in receivable from affiliates	321	(13)

Decrease in assessment bonds payable	(175)	(214)

(Decrease) increase in accounts payable and other accrued expenses and liabilities	(17,201)	(3,998)

Increase in accrued real estate taxes	10,139	11,303

Increase in accrued interest	16,094	8,354

Net cash provided by operating activities	124,375	96,415

CASH FLOWS FROM INVESTING ACTIVITIES

Additions to properties	(75,092)	(128,629)

Proceeds from disposition of properties	42,697	44,584

(Additions) reductions to deposits on properties, net	(36,382)	31,573

Proceeds from investment in mortgages	2,698	2,621

Additions to leasing costs	(4,188)	(6,408)

Net cash used for investing activities	(70,267)	(56,259)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from debt	68,013	30,000

Payments on debt	(39,956)	(24,091)

Payments of financing fees	(96)	—

Payments of dividends and distributions	(61,133)	(53,995)

Proceeds from stock options exercised	3,078	2,391

Net cash used for financing activities	(30,094)	(45,695)

Net increase (decrease) in cash and cash equivalents	24,014	(5,539)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	13,020	17,114

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$37,034	$11,575

SUPPLEMENTAL CASH FLOW DISCLOSURE

Cash paid for interest, net of amounts capitalized	$17,273	$22,350

The accompanying notes are an integral part of these consolidated statements.

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2001 and 2000
(unaudited, dollars in thousands)

1.  Organization and Basis of Presentation

Organization

      As used herein, the terms “we”, “us”, “our”, or the “Company” refer collectively to Spieker Properties, Inc., Spieker Properties, L.P. (the “Operating Partnership”), and consolidated entities. We were organized in the state of Maryland on August 20, 1993, and commenced operations effective with the completion of our initial public offering on November 18, 1993. We qualify as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended. As of March 31, 2001, Spieker Properties, Inc. owned an approximate 88.2% general and limited partnership interest in the Operating Partnership.

Pending Merger With Equity Office Properties

      On February 22, 2001, Equity Office Properties Trust, a Maryland Corporation, EOP Operating Limited Partnership, a Delaware limited partnership of which Equity Office is the sole general partner, the Company and the Operating Partnership entered into an Agreement and Plan of Merger. The merger agreement provides for the merger of the Company with and into Equity Office and for the merger of the Operating Partnership with and into EOP Partnership.

      In the merger of the Company with and into Equity Office, holders of the Company’s Common Stock will receive $13.50 in cash and 1.49586 Equity Office Common Shares for each share of the Company’s Common Stock. Cash will be paid instead of the issuance of fractional shares. The exchange ratio is not subject to change and there is no “collar” or minimum trading price for the shares of the Company’s Common Stock or the Equity Office Common Shares. The merger is subject to the approval of the stockholders of the Company and those of Equity Office.

2.  Summary of Significant Accounting Policies

Consolidation

      Our consolidated financial statements include the consolidated financial position of the Operating Partnership and its subsidiaries as of March 31, 2001, and December 31, 2000, and its consolidated results of operations and cash flows for the three months ended March 31, 2001 and 2000. Our investment in Spieker Northwest, Inc., an unconsolidated Preferred Stock subsidiary of the Company, and our investment in Spieker Griffin/W9 Associates, LLC, are accounted for under the equity method. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

Interim Financial Information

      The consolidated financial statements as of and for the three months ended March 31, 2001 and 2000, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and, in management’s opinion, include all adjustments necessary for a fair presentation of results for such interim periods. Certain information and note disclosures normally included in annual financial statements, prepared in accordance with accounting principles generally accepted in the United States, have been condensed or omitted pursuant to SEC rules or regulations; however, we believe that adequate disclosures have been made.

      The interim results for the three months ended March 31, 2001 and 2000, are not necessarily indicative of results for the full year. We suggest that these financial statements be read together with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2000.

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

Land Held for Investment

      Construction costs related to land parcels that are either held for investment or are in the design and approval process as of March 31, 2001, were approximately $24,100, and are recorded in construction in progress.

Minority Interests

      Our minority interests include the limited partners’ interest in the Operating Partnership of approximately 11.8% at March 31, 2001, and December 31, 2000. Minority interests also include $75,000 of Preferred Series D units as of March 31, 2001, and December 31, 2000.

Net Income Per Share of Common Stock

      Net income per share of common stock are as follows:

	Three Months Ended
	March 31,

	2001	2000

Net income available to common stockholders — basic	$79,754	$57,807

Series A Preferred dividends	853	853

Net income available to common stockholders — diluted	$80,607	$58,660

Weighted average shares:

Basic	65,937,390	65,071,321

Stock options	1,954,191	957,075

Series A Preferred shares	1,219,512	1,219,512

Diluted	69,111,093	67,247,908

Net income per share of common stock

Basic	$1.21	$0.89

Diluted	$1.17	$0.87

      Per share amounts are computed using the weighted average common shares outstanding during the period. Additionally, earnings used in the calculation are reduced by dividends owed to preferred stockholders. The diluted weighted average common shares outstanding include the dilutive effect of outstanding stock options, using the Treasury Stock method, and Series A Preferred Stock. Series A Preferred Stock was dilutive during the three months ended March 31, 2001 and 2000.

Reclassifications

      Certain items in the 2000 financial statements have been reclassified to conform to the 2001 presentation with no effect on results of operations.

Use of Estimates

      The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

      In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), “Accounting for Derivative Instruments and Hedging Activities,” which establishes new standards for reporting derivative and hedging information. SFAS 133 requires that all derivatives be recognized as either assets or liabilities, at fair value, in the balance sheet. Derivatives that are not hedges must be adjusted to fair value through current earnings. Gains and losses on any derivative designated as part of a hedge transaction will either offset the income statement effect of the change in fair value of the hedged item, or be recognized in other comprehensive income, depending on the nature of the hedge. In June 1999, the FASB issued SFAS 137, “Accounting for Derivative Instruments and Hedging Activities — Deferral of the Effective Date of FASB Statement No. 133,” which deferred the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. We adopted SFAS 133 as of January 1, 2001. The effect of adopting SFAS 133 was not material to the consolidated financial statements.

3.  Acquisitions and Dispositions

Acquisitions

      There were no property acquisitions during the three months ended March 31, 2001. However, we acquired two parcels of land for development at an initial cost of $8,596. During the three months ended March 31, 2000, we acquired two office properties totaling 334,625 square feet at an initial cost of $75,530. In addition, we acquired an asset to be redeveloped in Southern California at an initial cost of $11,500.

Dispositions

      We disposed of the following properties during the three months ended March 31, 2001:

		Property	Month	Total Rentable
Property Name	Region — Location	Type(1)	Of Sale	Square Feet

Key Financial Center	Pacific Northwest — Boise, ID	O	February	88,562

Swan Island	Pacific Northwest — Portland, OR	I	February	85,876

Ryan Ranch Office Center A	Silicon Valley — Monterey, CA	O	February	22,154

Ryan Ranch Office Center B	Silicon Valley — Monterey, CA	O	February	22,333

Ryan Ranch Office Center C	Silicon Valley — Monterey, CA	O	February	17,310

Ryan Ranch Office Phase II	Silicon Valley — Monterey, CA	O	February	25,700

Ryan Ranch Office Phase II — D	Silicon Valley — Monterey, CA	O	February	24,548

Ryan Ranch Oaks I	Silicon Valley — Monterey, CA	O	February	35,276

Ryan Ranch Oaks II	Silicon Valley — Monterey, CA	L	February	— (2)

TOTAL SQUARE FEET				321,759

(1)	I — Industrial; L — Land; O — Office

(2)	Represents sale of approximately 5.1 acres.

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

      Cash proceeds, net of closing costs, received from these dispositions were $42,697. These proceeds were used to fund our existing development pipeline. Gain recognized on disposition of real estate was $20,516 for the three months ended March 31, 2001.

      During the three months ended March 31, 2000, we disposed of four industrial properties and two land parcels for net proceeds of $44,584. Gain recognized on disposition of real estate was $22,209 for the three months ended March 31, 2000.

4.  Transactions with Affiliates

Revenues and Expenses

      We received $138 for the three months ended March 31, 2001, and $313 for the three months ended March 31, 2000, for management services provided to certain properties that are controlled and operated by either Spieker Northwest, Inc., or SNI, Spieker Griffin/ W9 Associates, LLC, or Spieker Partners. Certain of our officers are partners in Spieker Partners.

Receivable From Affiliates

      The $6 receivable from affiliates at March 31, 2001, and the $327 at December 31, 2000, represent management fees and reimbursements due from SNI, Spieker Griffin/ W9 Associates, LLC, and Spieker Partners.

Investments in Mortgages

      Investments in mortgages of $6,129 at March 31, 2001, and $8,827 at December 31, 2000, are loans to SNI. The loans are secured by deeds of trust on real property, bear interest at 8.5% to 9.5%, and mature in 2012. Interest income on the notes of $152 for the three months ended March 31, 2001, and $342 for 2000 is included in interest and other income. During the quarter ended March 31, 2001, one loan of $2,698 was repaid by SNI.

Investments in Affiliates

      The investments in affiliates include an investment in SNI. We own 95% of the non-voting Preferred Stock of SNI. Certain senior officers and one former officer of ours own 100% of the voting stock of SNI. At March 31, 2001, SNI owned 85,114 square feet of office and industrial property located in California. In addition to property ownership, SNI provides property management services to certain properties owned by Spieker Partners.

      Additionally, investments in affiliates include the 50.0% common interest in Spieker Griffin/ W9 Associates, LLC. During 2000, our 37.5% preferred interest in Spieker Griffin/ W9 Associates, LLC was converted to common interest. Spieker Griffin/ W9 Associates, LLC owns a 535,000 square foot office complex, located in Orange County, California, which we manage.

5.  Properties Held for Disposition

      We continue to review our portfolio and our long-term strategy for properties. Over time we will dispose of assets that do not have a strategic fit in the portfolio. Included in the value of the properties are all costs associated with acquiring the property, any construction in progress, less any direct assessments and the accumulated depreciation. Properties held for disposition are stated at lower of cost or estimated fair value less costs to sell. Included in properties held for disposition of $174,973 at March 31, 2001, are 28 properties

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

representing 5,935,267 square feet of industrial property and six land parcels representing 17.2 acres. Eighteen industrial properties and one land parcel are located in the Pacific Northwest. Ten industrial properties and five land parcels are located in Northern California.

      The following summarizes the condensed results of operations for the properties held for disposition at March 31, 2001, for the three months ended March 31, 2001 and 2000.

	2001	2000

Rental Revenues	$7,536	$6,894

Property Operating Expenses(1)	(1,312)	(1,174)

Net Operating Income	6,224	5,720

Depreciation and Amortization	(191)	(1,586)

Interest	(107)	(104)

Adjusted Net Operating Income	$5,926	$4,030

(1)	Property Operating Expenses include property related rental expenses and real estate taxes.

6.  Debt

	March 31,	December 31,
	2001	2000

Unsecured investment grade notes, fixed interest rates varying from 6.75% to 8.00%, payable semi-annually, due from 2001 to 2027	$1,936,500	$1,936,500

Short-term borrowings, variable interest rates ranging from LIBOR plus 0.70% to LIBOR plus 3.50%, due 2003	94,632	61,619

Mortgage loans, fixed interest rates varying from 7.00% to 9.88%, due 2001 to 2013(1)	51,785	56,738

	$2,082,917	$2,054,857

(1)	Mortgage loans generally require monthly principal and interest payments.

      Short-term borrowings include a $400,000 unsecured credit facility, which matures in November 2003, with an option to extend for one year at our election. The credit facility carries interest at the London Interbank Offering Rate, referred to as LIBOR, plus 0.70%. The one-month LIBOR at March 31, 2001, was 5.08%. The credit facility also includes an annual administrative fee of $50 and an annual facility fee of 0.20%. As of March 31, 2001, we had no amounts outstanding under the credit facility. During 2000, the credit facility replaced the previous $250,000 unsecured credit facility, which carried interest at LIBOR plus 0.80%.

      As of March 31, 2001, the short-term borrowings also include a $100,000 secured development facility (including revolving commitments of $91,000 and $9,000) which matures in April 2003. The development facility carries interest at LIBOR plus 1.25% for $91,000 of the commitment and LIBOR plus 3.50% for the remaining $9,000 of the commitment. It also includes an annual administrative fee of $35 and an unused facility fee of 0.25%. As of March 31, 2001, the amount drawn on the development facility was $87,078 of the $91,000 commitment and $7,554 of the $9,000 commitment.

      The facilities are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants on both facilities.

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

      In December 2000, the Operating Partnership issued $200,000 of investment grade rated unsecured notes at 7.65% due December 15, 2010, priced to yield 7.66%. Net proceeds of approximately $198,200 were used to pay off $100,000 of unsecured notes which matured in December 2000, to pay down the unsecured credit facility, and to fund development activity.

      Our unsecured investment grade notes are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants in the unsecured note agreements governing this indebtedness.

      We capitalized interest of $4,823 for the three months ended March 31, 2001, and $5,389 for the three months ended March 31, 2000.

7.  Dividends and Distributions Payable

      The dividends and distributions payable at March 31, 2001, and December 31, 2000, represent amounts payable to the stockholders of record and distributions payable to minority interest holders as of the same dates. The stockholders of record and minority interest holders are as follows:

	March 31,	December 31,
	2001	2000

Shares of:

Common Stock	65,971,027	65,782,599

Series A Preferred Stock(1)	1,000,000	1,000,000

Series B Preferred Stock	4,250,000	4,250,000

Series C Preferred Stock	6,000,000	6,000,000

Series E Preferred Stock	4,000,000	4,000,000

Units of:

Minority Interest Holders	8,825,245	8,826,153

Minority Interest Holders — Preferred	1,500,000	1,500,000

(1)	Called for redemption on April 16, 2001, and convertible into Common Stock prior to that date.

8.  Restricted Stock

      Effective June 9, 1999, the Board of Directors passed a resolution authorizing the issuance of up to 3,164,935 restricted shares of our common stock pursuant to restricted stock agreements, and immediately issued 201,610 of the newly authorized shares in exchange for previously outstanding unvested restricted shares granted in 1997, 1998 and 1999 under the Stock Incentive Plan. As of March 31, 2001, a total of 392,845 restricted shares have been issued.

9.  Segment Information

      We have five reportable segments or “regions”: Pacific Northwest; East Bay/ Sacramento, California; Peninsula/ North Bay, California; Silicon Valley, California; and Southern California. Each region has a Regional President who is directly responsible for managing all phases of the region’s operations including acquisition, development, leasing and property management. Each region includes both office and industrial properties which are leased to tenants engaged in various types of business activities. The accounting policies for the five regions are the same as those described in the summary of significant accounting policies. We evaluate performance based upon the combined net operating income of the properties in each region. Each of

SPIEKER PROPERTIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

March 31, 2001 and 2000
(unaudited, dollars in thousands)

the five operating regions consists of differing mixes of office and industrial properties. The rental revenues and net operating income for the regions are not comparable, given the differing mixes of properties within the regions.

      Significant information for the reportable segments for the three months ended March 31, 2001 and 2000, is as follows:

	Pacific	East Bay/	Peninsula/	Silicon	Southern
	Northwest	Sacramento	North Bay	Valley	California	Total

2001 Rental Revenues	$40,629	$29,747	$28,432	$53,539	$54,979	$207,326

2000 Rental Revenues	33,134	28,281	19,525	39,247	47,226	167,413

2001 Net Operating Income(1)	28,647	21,369	21,099	44,173	37,281	152,569

2000 Net Operating Income(1)	23,345	20,687	13,293	31,156	30,925	119,406

2001 Additions to Properties	—	—	—	—	—	—

2001 Reductions to Properties(2)	6,357	—	—	15,730	—	22,087

(1)	Net operating income for the properties is calculated by subtracting property related rental expenses and real estate taxes from rental revenues on the accompanying consolidated statements of operations.

(2)	See Note 3 to the consolidated financial statements for the related square footage by region of the reductions to properties.

10.  Supplemental Disclosure of Non-Cash Transactions

	Three Months Ended
	March 31,

	2001	2000

Increase to land and assessment bonds payable	$128	$34

Write-off of fully depreciated property	2,465	7,027

Write-off of fully depreciated furniture, fixtures and equipment	296	204

Write-off of fully amortized deferred financing and leasing costs	1,092	921

Restricted Stock grants, net of amortization	3,263	2,019

Minority interest capital recorded for property acquisitions	—	8,638

11.  Subsequent Event

      We have an equity investment in Broadband Office, Inc., a facilities based provider of broadband data, video and voice communication services delivered over fiber optic networks. In May 2001, Broadband Office, Inc. filed for Chapter 11 bankruptcy protection. We had approximately $4,000 invested in Broadband Office, Inc. as of March 31, 2001.